Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the annual report of ThermoGenesis Corp. (the “Company”) on Form 10-K for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) we, Philip H. Coelho, Chief Executive Officer and Matthew T. Plavan, Chief Financial Officer, of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 5, 2006

/s/ Philip H. Coelho
	Name:	Philip H. Coelho
	Title:	Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)

Date: September 5, 2006

/s/ Matthew T. Plavan
	Name:	Matthew T. Plavan
	Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)